UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2005

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers

On September 7, 2005, OceanFirst Bank (the “Bank”), a wholly-owned subsidiary of OceanFirst Financial Corp. (the “Company”), announced the appointment of Vito R. Nardelli as Executive Vice President and Chief Operating Officer. Mr. Nardelli, age 56, joined the Bank on June 1, 2004 as Executive Vice President and Chief Sales Officer. Prior to joining the Bank, Mr. Nardelli was Senior Vice President, Retail Banking Director at Trust Company Bank and before that, Senior Vice President and Division President at Dime Savings Bank. Mr. Nardelli had previously executed Change in Control Agreements with the Company and the Bank, which were filed as an Exhibit to the December 31, 2004 Form 10-K.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are filed herewith:

Exhibit 99.1         Press Release dated September 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: September 13, 2005